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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported):July 30, 1998

                       ASSET BACKED SECURITIES CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-00365                     13-3354848
          --------                   ---------                     ----------
(State or Other Jurisdiction      (Commission                  (I.R.S. Employer
    of Incorporation)              File Number)              Identification No.)

  Eleven Madison Avenue
  New York, New York                                                 10010
  ---------------------                                            ----------
  (Address of Principal                                            (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 325-2000
                                                    ---  --------
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Item 5.  Other Events.
------   ------------

Filing of Computational Materials
---------------------------------

         In connection with the proposed offering of the Credit Suisse First Boston Mortgage Pass-Through Certificates, Credit Suisse First-Boston Corporation, as the underwriter (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although Asset-Backed Securities Corporation (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         The Computational Materials are attached hereto as Exhibit 99.1. These Computational Materials are filed on Form SE dated July 31, 1998 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials filed
                  on Form SE dated July 31, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED SECURITIES CORPORATION

                                   By:      /s/ Kari Skilbred
                                            ---------------------------
                                            Name: Kari Skilbred
                                            Title:  Vice President

Dated: July 31, 1998


Exhibit Index
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Exhibit                                                               Page
-------                                                               ----

99.1     Computational Materials filed
         on Form SE dated July 28, 1998.



                               BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                   July 31, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:      Asset Backed Securities Corporation,
                           Credit Suisse First Boston Mortgage
                           Pass-Through Certificates
                           ------------------------------------

Ladies and Gentlemen:

         On behalf of Asset Backed Securities Corporation (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                               Very truly yours,

                                               /s/ Edward B. Locke

                                               Edward B. Locke

Enclosure